UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 Warrenville Rd. Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

630-296-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Addus HomeCare Corporation, dated February 8, 2016 (the “Original Form 8-K”). This Form 8-K/A is being filed to reflect the correct purchase price in the first sentence of the second paragraph of Item 2.01 of the Original Form 8-K, which is corrected by this filing to be “$20,448,981”. This Form 8-K/A amends and restates in its entirety Item 2.01 of the Original Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously disclosed on the Current Report on Form 8-K filed on April 27, 2015 by Addus HomeCare Corporation (the “Corporation”), Addus HealthCare, Inc., a wholly-owned subsidiary of the Corporation (“Addus HealthCare”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of April 24, 2015, with Margaret Coffey and Carol Kolar (the “Sellers”), South Shore Home Health Service Inc. (“South Shore”) and Acaring Home Care, LLC (“Acaring”), pursuant to which Addus HealthCare agreed to acquire all of the issued and outstanding securities of each of South Shore and Acaring. The foregoing description of the Purchase Agreement does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 1, 2015, and is incorporated by reference herein.

On February 5, 2016, Addus HealthCare completed its acquisition of all of the outstanding securities of South Shore and Acaring for a total purchase price of $20,448,981 (the “Purchase Price”). A portion of the Purchase Price has been deposited into escrow to serve as a source of recovery for certain indemnification obligations of the Sellers.

The Purchase Price was funded entirely with proceeds from the Draw Term Loan, as that term is defined in the Second Amended and Restated Credit Agreement, dated as of November 10, 2015, among Addus HealthCare, each of the other credit parties party thereto, the various institutions from time to time party thereto, as lenders, and Fifth Third Bank, as agent.

South Shore, headquartered on Long Island, is a New York state-licensed home care services agency primarily providing personal care services in Suffolk, Nassau, Queens and Westchester counties. Acaring provides administrative support to South Shore.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated as of April 24, 2015, by and among Addus HealthCare, Inc., Margaret Coffey, Carol Kolar, South Shore Home Health Service Inc. and Acaring Home Care, LLC (Incorporated by reference to Exhibit 10.1 of the Form 10-Q, filed on May 8, 2015.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: February 11, 2016	By:	/s/ Donald Klink
	Name:	Donald Klink
	Title:	Chief Financial Officer